EXHIBIT 24

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Howard G. Buffett, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ HOWARD G. BUFFETT
Howard G. Buffett Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, James E. Chestnut, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ JAMES E. CHESTNUT
James E. Chestnut Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, John L. Clendenin, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ JOHN L. CLENDENIN
John L. Clendenin Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Johnnetta B. Cole, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ JOHNNETTA B. COLE
Johnnetta B. Cole Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, J. Trevor Eyton, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ J. TREVOR EYTON
J. Trevor Eyton Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Joseph R. Gladden, Jr., Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ JOSEPH R. GLADDEN, JR.
Joseph R. Gladden, Jr. Vice Chairman and a Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ L. PHILLIP HUMANN
L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, John E. Jacob, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ JOHN E. JACOB
John E. Jacob Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Robert A. Keller, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ ROBERT A. KELLER
Robert A. Keller Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Jean-Claude Killy, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ JEAN-CLAUDE KILLY
Jean-Claude Killy Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Lowry F. Kline, Vice Chairman of the Board of Directors, Executive Vice President and Chief Administrative Officer of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ LOWRY F. KLINE
Lowry F. Kline Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, Scott L. Probasco, Jr., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2001.

/s/ SCOTT L. PROBASCO, JR.
Scott L. Probasco, Jr. Director, Coca-Cola Enterprises Inc.